UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Event Requiring Report: October 20, 2000 and November 3, 2000




                        DELTA CAPITAL TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified on its Charter)


            000-27407                                   98-0187705
   ----------------------------------         -----------------------------

      Commission File Number               (IRS Employer Identification Number)



                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)




                          Suite B201, 1331 Homer Street
                          Vancouver, BC V6B 5M5 Canada
                    (Address of Principal Executive Offices)




                                 (604) 644-4979
              (Registrant's Telephone Number, Including Area Code)






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ITEM 5. Other Events

On October 20, 2000, Peterson Sullivan PLLC, as the auditors for Delta Capital Technologies, Inc. (the Company") resigned as the auditor of the Company. Peterson Sullivan PLLC did not have any disagreements with the Company over accounting principles, financial statement disclosures, or auditing scope or procedures during the time of Peterson Sullivan PLLC's engagement.

On November 3, 2000, subsequent to their resignation from the Company, Peterson Sullivan PLLC reached agreement with the Company to be reinstated as the auditors of the Company.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2001


                      Delta Capital Technologies, Inc.



                      By:     /s/ Judith Miller
                          ------------------------------------------------------
                      Judith Miller, Director and Corporate Secretary